UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

DESTINY TECH100 INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Destiny Tech100 Inc.

1401 Lavaca Street, #144

Austin, TX 78701

October 20, 2023

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Destiny Tech100 Inc. (the “Company,” “we” or “us”) to be held on November 30, 2023 at 2:00 p.m., Eastern Time (the “Annual Meeting”). The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. Participants must register at https://d.xyz/register to attend the event.

Your vote is important, regardless of the number of shares you own. Your immediate response will help avoid potential delays and may save the Company significant additional expenses associated with soliciting shareholder votes.

The attached Notice of Annual Meeting and Proxy Statement accompanying this letter provide an outline of the business to be conducted at the meeting. The Annual Meeting is being held for the following purposes:

(i)	To elect Mr. Travis Mason as a Class I member of the board of directors of the Company (the “Board”) to serve until the 2026 annual meeting of shareholders and until his successor is duly elected and qualified;
(ii)	To consider and vote upon the ratification of the selection of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and
(iii)	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

The Board unanimously recommends that you vote FOR each of the proposals to be considered and voted on at the Annual Meeting.

It is important that your shares of the Company’s common stock, par value $0.00001 per share, be represented at the Annual Meeting. If you are unable to attend the Annual Meeting virtually, I urge you to request, complete, date, sign and mail the enclosed proxy card or authorize your proxy through the Internet as soon as possible even if you currently plan to attend the Annual Meeting. This will not prevent you from voting at the meeting but will assure that your vote is counted if you are unable to attend the meeting.

Your vote and participation in the governance of the Company are very important.

Sincerely yours,

Sohail Prasad

Chief Executive Officer, President and Director

Destiny Tech100 Inc.

1401 Lavaca Street, #144

Austin, TX 78701

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held On November 30, 2023

To the Shareholders of Destiny Tech100 Inc.:

NOTICE IS HEREBY GIVEN THAT the annual meeting of shareholders of Destiny Tech100 Inc., a Maryland corporation (the “Company”), will be held on November 30, 2023 at 2:00 p.m., Eastern Time (the “Annual Meeting”). The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting https://d.xyz/register and registering to attend. For instructions on how to attend and vote your shares at the Annual Meeting, see the information in the accompanying proxy statement under the heading “How may I attend the meeting and vote?” and the Notice of Internet Availability of Proxy Materials.

The Annual Meeting is being held for the following purposes:

(i)	To elect Mr. Travis Mason as a Class I member of the board of directors of the Company (the “Board”) to serve until the 2026 annual meeting of shareholders and until his successor is duly elected and qualified;
(ii)	To consider and vote upon the ratification of the selection of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and
(iii)	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

The Board has fixed the close of business on October 20, 2023 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and adjournments or postponements thereof.

Important notice regarding the availability of proxy materials for the Annual Meeting.

The Company’s proxy statement, the proxy card, and the Company’s N-CSR filing for the fiscal year ended December 31, 2022 (the “Annual Report”) are available at https://d.xyz/proxy.

By Order of the Board of Directors,

Ethan Silver

Secretary

October 20, 2023

Shareholders are requested to follow the instructions on the Notice of Internet Availability of Proxy Materials to vote your proxy via the Internet or request, complete, sign, date and return a proxy card. Executing the proxy card is important to ensure a quorum at the Annual Meeting. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy, or by virtually attending the Annual Meeting and voting.

Destiny Tech100 Inc.

1401 Lavaca Street, #144

Austin, TX 78701

ANNUAL MEETING OF SHAREHOLDERS

To Be Held On November 30, 2023

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

What is the date of the Annual Meeting and where will it be held?

The annual meeting (the “Annual Meeting”) of shareholders of Destiny Tech100 Inc., which is sometimes referred to in this proxy statement as “we”, “us”, “our”, or the “Company,” will be held on November 30, 2023 at 2:00 p.m. Eastern Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting https://d.xyz/register and registering to attend.

This Proxy Statement, the Notice of Annual Meeting of Shareholders and the accompanying proxy card are first being released to shareholders on or about October 20, 2023. In addition, a Notice of Internet Availability of Proxy Materials is being sent to shareholders on or about October 20, 2023.

What will I be voting on at the Annual Meeting?

At the Annual Meeting, shareholders will be asked to:

1.	To elect Mr. Travis Mason as a Class I member of the board of directors of the Company (the “Board”) to serve until the 2026 annual meeting of shareholders and until his successor is duly elected and qualified;
2.	To consider and vote upon the ratification of the selection of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and

3.	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Who can vote at the Annual Meeting?

Only shareholders of record as of the close of business on October 20, 2023 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting and any postponements or adjournments thereof.

How many votes do I have?

Shareholders are entitled to one vote for each share of the Company’s common stock, par value $0.00001, per share held as of the Record Date.

How may I attend the meeting and vote?

By voting virtually at the Annual Meeting. The Company will be hosting the Annual Meeting live via audio webcast. Any Shareholder can attend the Annual Meeting live online by visiting https://d.xyz/register and registering to attend. If you were a Shareholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:

•	Instructions on how to attend and participate via the Internet are set forth on the Notice of Internet Availability of Proxy Materials and posted at https://d.xyz/proxy.

•	Webcast starts at 2:00 p.m., Eastern Time.

•	To attend and participate in the Annual Meeting, you will need to register in advance.

•	Shareholders may submit questions while attending the Annual Meeting via the Internet.

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The Company will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call (415) 639-9966.

By Proxy through the Mail. When voting by proxy and mailing your proxy card, you are required to:

•	first follow the instructions set forth on the Notice of Internet Availability of Proxy Materials and request a hard copy of the proxy card;
•	indicate your instructions on the proxy card;
•	date and sign the proxy card;
•	mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and
•	allow sufficient time for the proxy card to be received on or before 11:59 p.m., Eastern Time, on November 29, 2023.

By Proxy through the Internet. You may vote your shares over the Internet by following the instructions set forth on the accompanying proxy card and the Notice of Internet Availability of Proxy Materials.

Does the Board recommend voting for each of the Proposals?

Yes. The Board unanimously recommends that you vote “FOR” each proposal below.

Why does the Board recommend voting FOR the Proposal 1, the election of Travis Mason?

Mr. Mason is currently a member of the Board and has served in that capacity since 2022. Mr. Mason previously served as Operating Partner of 776 Fund Management, a venture capital firm and has 12 years of experience helping entrepreneurs navigate regulatory and public policy barriers to bring future technologies to market through North America, Europe, South America and Asia. The Board believes Mr. Mason’s experiences in the venture capital market makes him well qualified to serve on the Board.

Why does the Board recommend voting FOR Proposal 2, to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm?

Marcum LLP has acted as the Company’s independent registered public accounting firm since inception through the end of its 2022 fiscal year and has been appointed by the Board to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The Board has submitted the selection of Marcum LLP to shareholders for ratification as a matter of good corporate governance. Although action by the shareholders on this matter is not required, the Audit Committee and the Board believe it is appropriate to seek shareholder ratification of this selection in light of the role played by the independent registered public accounting firm in reporting on the Company’s financial statements.

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GENERAL INFORMATION ABOUT THE ANNUAL MEETING

The accompanying proxy is solicited on behalf of the Board for use at the Annual Meeting to be held on November 30, 2023 at 2:00 p.m., Eastern Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. Only holders of record of our common stock at the close of business on October 20, 2023, which is the Record Date, will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, we had 10,879,905 shares of common stock, par value $0.00001 per share (the “Shares”) outstanding and entitled to vote. This proxy statement, including the accompanying form of proxy (collectively, the “Proxy Statement”), containing instructions on how to access the Proxy Statement and annual N-CSR report for the fiscal year ended December 31, 2022 (the “Annual Report”), and how to submit proxies via the Internet or mail are first being sent to shareholders on or about October 20, 2023. The Proxy Statement and Annual Report can both be accessed online at https://d.xyz/proxy. In addition, a Notice of Internet Availability of Proxy Materials is being sent to shareholders on or about October 20, 2023.

All proxies will be voted in accordance with the instructions contained therein. Unless contrary instructions are specified, if a proxy is properly executed and received by the Company (and not revoked) prior to the Annual Meeting, the Shares represented by the proxy will be voted FOR the election of Class I member of the Board to serve until the 2026 annual meeting of shareholders and until his successor is duly elected and qualified. Should any matter not described above be properly presented at the Annual Meeting, the named proxies will vote in accordance with their best judgment as permitted.

Voting Rights

Holders of our common stock are entitled to one vote for each share held as of the Record Date.

The Annual Meeting is being held for the following purposes:

1.	To elect Mr. Travis Mason as a Class I member of the Board to serve until the 2026 annual meeting of shareholders and until his successor is duly elected and qualified;

2.	To consider and vote upon the ratification of the selection of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and

3.	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Quorum Required

A majority of the outstanding Shares must be present or represented by proxy at the Annual Meeting in order to have a quorum. If you have properly voted by proxy via mail, you will be considered part of the quorum. We will count “abstain” and “withhold” votes as present for the purpose of establishing a quorum for the transaction of business at the Annual Meeting. If at any time Shares are held through brokers, we will count broker non-votes as present for the purpose of establishing a quorum. However, abstentions, “withhold” votes and broker non-votes are not counted as votes cast. A broker non-vote occurs when a broker holding Shares for a beneficial owner votes on some matters on the proxy card, but not on others, because the broker does not have instructions from the beneficial owner or discretionary authority (or declines to exercise discretionary authority) with respect to those other matters.

If a quorum is not present at the Annual Meeting, the person named as chair of the Annual Meeting may adjourn the meeting to permit further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit further solicitation of proxies. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if there are sufficient votes for approval on such proposal(s).

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Vote Required

Proposal	Vote Required	Broker Discretionary Voting Allowed	Effect of “Withhold” Votes, Abstentions and Broker Non-Votes
Proposal 1— To elect Mr. Travis Mason as a Class I member of the Board to serve until the 2026 annual meeting of shareholders and until his successor is duly elected and qualified.	Affirmative vote of a plurality of the votes cast on the matter.	Yes	“Withhold” votes and broker non-votes will have no effect on the result of the vote.
Proposal 2 — To consider and vote upon the ratification of the selection of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.	Affirmative vote of a majority of the votes cast on the matter.	Yes	Abstentions and broker non-votes will have no effect on the result of the vote.

You may vote “for”, “withhold” or “against,” or abstain from voting on each Proposal, as applicable. The inspector of elections appointed for the Annual Meeting will separately tabulate “for” votes, “withhold” votes, “against” votes, “abstain” votes, and broker non-votes.

Voting

You may vote by proxy or in person (virtually) at the Annual Meeting in accordance with the instructions provided in the Notice of Internet Availability of Proxy Materials and as set forth below.

Voting by Proxy

When voting by proxy and mailing your proxy card, you are required to:

•	first follow the instructions set forth on the Notice of Internet Availability of Proxy Materials and request a hard copy of the proxy card;
•	indicate your instructions on the proxy card;
•	date and sign the proxy card;
•	mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and
•	allow sufficient time for the proxy card to be received on or before 11:59 p.m. Eastern Time, on November 29, 2023.

You may also vote your shares over the Internet by following the instructions set forth on the accompanying proxy card and the Notice of Internet Availability of Proxy Materials.

Voting at the Annual Meeting

The Company will be hosting the Annual Meeting live via audio webcast. Any shareholder can attend the Annual Meeting live online by visiting https://d.xyz/register and registering to attend. If you were a shareholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:

•	Instructions on how to attend and participate via the Internet are set forth on the Notice of Internet Availability of Proxy Materials and posted at https://d.xyz/proxy.
•	Webcast starts at 2:00 p.m., Eastern Time.
•	To attend and participate in the Annual Meeting, you will need to register in advance.
•	Shareholders may submit questions while attending the Annual Meeting via the Internet.

The Company will have technicians ready to assist with any technical difficulties shareholders may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call (415) 639-9966.

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Quorum and Adjournment

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, virtually or by proxy, of the holders of a majority of the shares outstanding on the Record Date will constitute a quorum.

If a quorum is not present at the Annual Meeting, the chairperson of the Annual Meeting may adjourn the Annual Meeting until a quorum is present.

Proxies for the Annual Meeting

The named proxies for the Annual Meeting are Sohail Prasad and Ethan Silver (or their duly authorized designees), who will follow submitted proxy voting instructions. They will vote as the Board recommends herein as to any submitted proxies that do not direct how to vote on any item, and will vote on any other matters properly presented at the Annual Meeting in their judgment.

Expenses of Soliciting Proxies

The Company will pay the expenses of soliciting proxies to be voted at the Annual Meeting, including the cost of preparing and posting this Proxy Statement and the Annual Report to the internet, and the cost of mailing the Notice of Internet Availability of Proxy Materials and any requested proxy materials to the shareholders. Please note that directors and officers of the Company and officers and employees of Destiny Advisors, LLC (the “Adviser”) may solicit stockholder proxies by telephone on behalf of the Company. They will not attempt to influence how you vote your shares, but only ask that you take the time to authorize your proxy.

Revocability of Proxies

You may revoke any proxy that is not irrevocable by attending the Annual Meeting and voting in person (virtually) or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary of the Company.

Contact Information for Proxy Solicitation

You can contact us by mail sent to the attention of the Secretary of the Company, Ethan Silver, at our principal executive offices located at 1401 Lavaca Street, #144, Austin, TX 78701. You can call us by dialing (415) 639-9966.

Record Date

The Board has fixed the close of business on October 20, 2023 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and adjournments or postponements thereof. As of the Record Date, there were 10,879,905 shares outstanding.

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SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. The following table sets forth, as of the Record Date, the beneficial ownership according to information furnished to us by such persons or publicly available filings. Ownership information for those persons who beneficially own 5% or more of the outstanding shares of our common stock is based upon filings by such persons with the SEC and other information obtained from such persons of each current director, the nominees for director, the Company’s officers, the officers and directors as a group, and each person known to us to beneficially own 5% or more of the outstanding shares of our common stock.

The percentage ownership is based on 10,879,905 shares of our common stock outstanding as of the Record Date. To our knowledge, except as indicated in the footnotes to the table, each of the shareholders listed below has sole voting and/or investment power with respect to shares of our common stock beneficially owned by such shareholder.

Name and Address[4]	Type of Ownership	Shares Owned		Percentage[1]
5% Owners
Destiny XYZ Inc.		1,455,276		13.38%
Samvit Ramadurgam		1,555,276	[2]	14.29%
Interested Directors
Sohail Prasad		1,505,276	[3]	13.84%
Independent Directors
Travis Mason		0		-
Eric Patterson		1,500		*
Lisa Nelson		0		-
Officers
Ethan Silver		0		-
Peter Sattelmair		0		-
Cory Gossard		0		-
All officers and directors as a group (7) persons		1,506,776		13.85%

* Less than 1%

1 Percentage based on 10,879,905 shares issued and outstanding as of October 20, 2023.

2 Includes 100,000 shares held directly by Mr. Ramadurgam and 1,455,276 shares held by Destiny XYZ Inc., an entity controlled by Mr. Ramadurgam.

3 Includes 50,000 shares held directly by Mr. Prasad and 1,455,276 shares held by Destiny XYZ Inc., and entity controlled by Mr. Prasad.

4 The addresses for each of the directors and officers is c/o Destiny Tech100 Inc., 1401 Lavaca Street, #144, Austin, TX 78701.

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PROPOSAL 1: ELECTION OF DIRECTORS

At the Annual Meeting, shareholders are being asked to consider the election of one director of the Company. Under the Company’s Articles of Incorporation, (the “Charter”), the number of directors on the Board may not be fewer than the minimum number required by the Maryland General Corporation Law. The directors are divided into three classes. Each class of directors holds office for a three-year term. The Board currently consists of four directors who serve in the following classes: Class I (terms ending at the Annual Meeting) — Travis Mason; Class II (terms ending at the 2024 annual meeting of shareholders) — Eric Patterson; and Class III (terms ending at the 2025 annual meeting) — Sohail Prasad and Lisa Nelson. See “Corporate Governance — The Board” for more information regarding the composition of the Board.

Travis Mason has been nominated for re-election by the Board to serve a three-year term until the 2026 annual meeting of shareholders and until his successor is duly elected and qualified. The nominee has agreed to serve as a director if re-elected and has consented to being named as a nominee.

A shareholder can vote for or withhold from voting for any or all of the director nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of each of the director nominees named below. The Board has no reason to believe that the individual named as a director nominee will be unable or unwilling to serve.

Required Vote

The director nominee shall be elected by a plurality of the votes cast at the Annual Meeting in person (virtually) or by proxy, provided that a quorum is present. Abstentions and broker non-votes will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote with respect to the Director Proposal.

Information about the Nominee and Directors

Set forth below is information, as of October 20, 2023, regarding Mr. Mason, who is being nominated for re-election as director of the Company by the shareholders at the Annual Meeting, as well as information about the Company’s other current directors whose terms of office will continue after the Annual Meeting. Mr. Mason is not being proposed for re-election pursuant to any agreement or understanding between him on the one hand, and the Company or any other person or entity, on the other hand.

The information below includes specific information about each director’s experience, qualifications, attributes or skills that led the Board to the conclusion that the individual is qualified to serve on the Board, in light of the Company’s business and structure.

There were no legal proceedings of the type described in Items 401(f) of Regulation S-K in the past 10 years against any of our directors, the director nominees or officers, and none are currently pending.

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Nominee for Class I Director – Term Expiring at the Annual Meeting

Name and Age	Position(s) held with the Company	Principal Occupations(s) During the Past 5 Years	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director or Nominee for Director
Independent Directors
Travis Mason, 38	Director	Operating Partner, 776 Fund Management (2021 – 2022); Fellow, Massachusetts Institute of Technology (2020 – 2021); Vice President, Certification and Regulation, Airbus (2017 – 2020)	Director since April 2022; term expires at the Annual Meeting	1	None

Travis Mason. Mr. Mason currently serves on the board of directors of the Maxwell School of Citizenship and Public Policy at Syracuse University, KinectAir and the BluPrint Collective. Mr. Mason previously served as Operating Partner of 776 Fund Management, a venture capital firm, from January 2021 to June 2022. Mr. Mason has 12 years of experience helping entrepreneurs navigate regulatory and public policy barriers to bring future technologies to market throughout North America, Europe, South America and Asia. Before Seven Seven Six, Mr. Mason served as a Fellow at Massachusetts Institute of Technology, from 2020 to 2021. Prior to that, from 2017 to 2020, Mr. Mason served as Vice President, Certification and Regulation, at Airbus, leading global policy for the company’s emerging technology investments in autonomous air taxis, unmanned aircraft and urban air mobility. Prior to Airbus, Mr. Mason worked at Alphabet’s Google X and Google on the engineering and public policy teams to help bring technologies like drone delivery and autonomous vehicles to market. Mr. Mason received his Bachelor’s Degree at Syracuse University, where he was recognized as a Harry S. Truman Scholar, one of the country’s most prestigious undergraduate awards. He earned his Master’s Degree at the University of Michigan and also studied at Princeton University’s School of Public Policy and Harvard University’s Kennedy School of Government as a Galbraith Scholar. Mr. Mason’s knowledge of financial matters and experience working with rapidly developing technology qualifies him to serve on our Board and his independence from the Company, the Adviser and the Sponsor enhances his service as a member of our Audit, Compensation and Nominating and Corporate Governance Committees.

Incumbent Class II Director – Term Expiring at the 2024 annual meeting

Name and Age	Position(s) held with the Company	Principal Occupations(s) During the Past 5 Years	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director or Nominee for Director
Independent Directors
Eric Patterson, 39	Director	Managing Member and Chief Investment Officer, Three Bell Capital LLC (2012 –present)	Director since April 2022; Term expires 2024	1	None

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Eric Patterson. Mr. Patterson has served as Managing member and Chief Investment Officer of Three Bell Capital LLC since 2012. Prior to founding Three Bell Capital, Mr. Patterson worked in strategy and research focused on various asset classes including public equities, public fixed income, hedge funds, private equity, and venture capital. Mr. Patterson has previously advised a number of private funds in various asset classes as well as served on the board of the YMCA of Silicon Valley. Mr. Patterson earned a Bachelors in Finance and Economics from San Diego State University and is a CAIA Charterholder. Mr. Patterson’s knowledge of financial and accounting matters and experience in the investment management industry qualifies him to serve on our Board and his independence from the Company, the Adviser and the Sponsor enhances his service as a member of our Audit, Compensation and Nominating and Corporate Governance Committees.

Incumbent Class III Director – Term Expiring at the 2025 annual meeting

Name and Age	Position(s) held with the Company	Principal Occupations(s) During the Past 5 Years	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director or Nominee for Director
Sohail Prasad, 29	Director and Chief Executive Officer	Founder, Chairman of the Board and Chief Executive Officer, Destiny XYZ (2020 – present); Chief Executive Officer, Destiny Advisors LLC (2020 – present); Chief Executive Officer, Forge (2014 – 2018); Founding Partner, S2 Capital (2012 – present)	Director since November 2020; Term expires 2025	1	None
Lisa Nelson, 47	Director	Director, Astra Space (2021-present); Director, Limeade, Inc. (2022-present); Director, Seattle Bank, Inc. (2021-present); Managing Director, Microsoft (2005-2019); Advisor, Brooks Running (2021-present); Advisor, Flying Fish (2020-present); Advisor, Movac (2020-present)	Director since August 2023; Term expires 2025	1	Director, Astra Space (NASDAQ: ASTR); Director, Limeade, Inc.(ASX: LME); Director, Seattle Bank, Inc.; Director, Envel, Inc.

Sohail Prasad. Mr. Prasad is our Chairman of the Board and Chief Executive Officer and is Founder, Chairman, & Chief Executive Officer of DestinyXYZ Inc. Prior to founding Destiny, Mr. Prasad founded and served as CEO of Forge (NYSE:FRGE), a global private securities market place building trading, custody, and data infrastructure to meet the needs of high-growth unicorn companies, employees, and investors. In March 2022, Forge became the first dedicated trading platform for private shares to become a public company. As an eighteen-year-old, Mr. Prasad was among the youngest founders to go through Y Combinator, a start-up accelerator, and was later named a Thiel Fellow by the Thiel Foundation. Over the years, Mr. Prasad has advised and invested in over 200 startups, including as seed investor in notable startups such as Rippling, Rappi, Notion, Retool, Vise, Mercury, and Superhuman. He continues to invest in early stage technology companies through S2 Capital and serves as its Founding Partner. Prior to founding Forge, Mr. Prasad held roles in product management at Zynga, as an early engineer at mobile advertising firm Chartboost, and various other roles at Google and the MIT Media Lab. Mr. Prasad attended Carnegie Mellon University where he studied Electrical & Computer Engineering before dropping out. We believe Mr. Prasad is well qualified to serve as a director and Chairman of the Board due to his deep expertise with investments.

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Lisa Nelson. Ms. Nelson has over 25 years of experience as a technology, financial and operational leader helping organizations across a variety of industries and stages execute their strategic priorities, including business, cultural and digital transformations. Ms. Nelson currently serves as a full-time board director and advisor. Through her diverse experience with startups and Fortune 500 companies (including Microsoft where she served as a senior finance and business development executive for nearly 15 years), Ms. Nelson has developed expertise in business growth strategies, scaling businesses effectively, managing risks in complex environments and leading through change. Ms. Nelson currently serves on the audit committees of Limeade (Chair), Astra and Seattle Bank and previously worked closely with Microsoft’s audit committee in her executive finance roles at the company. Ms. Nelson also serves as Chair of the Compensation Committee at Astra and is a member of the nominating and governance committee. Ms. Nelson also serves as a strategic advisor to Brooks Running (Berkshire Hathaway portfolio company with >$1B in sales) and several venture funds and startups around the world. We believe that Ms. Nelson’s extensive experience provides the Board with a valuable insight into the matters of business growth strategy, risk management and finance.

Ms. Nelson earned a Bachelors in Business Administration and a Certificate of Accounting from the University of Washington and is a Certified Public Accountant. Ms. Nelson’s knowledge of financial and accounting matters and broad experience working with public companies and in the investment management industry qualifies her to serve on our Board and her independence from the Company, the Adviser and the Sponsor enhances her service as a member of our Audit, Compensation and Nominating and Corporate Governance Committees.

Dollar Range of Equity Securities Beneficially Owned by Directors

The table below shows the dollar range of equity securities of the Company and the aggregate dollar range of equity securities of the Company that were beneficially owned by each director as of the Record Date stated as one of the following dollar ranges: None; $1-$10,000; $10,001- $50,000; $50,001-$100,000; or Over $100,000.

Name of Director	Dollar Range of Equity Securities in Destiny Tech100 Inc.[1,2]
Sohail Prasad	Over $100,000
Travis Mason	None
Eric Patterson	$1-10,000
Lisa Nelson	None

1 Beneficial ownership determined in accordance with Rule 16a-1(a)(2)promulgated under the Exchange Act.

2 The dollar range of equity securities of the Company beneficially owned by directors of the Company, if applicable, is calculated by multiplying our NAV per share as of June 30, 2023 of $4.97 times the number of shares beneficially owned.

Information about Officers Who Are Not Directors

The following sets forth certain information regarding the officers of the Company who are not directors of the Company.

Name and Age	Position(s) held with the Company	Principal Occupations(s) During the Past 5 Years	Officer Since
Peter Sattelmair, 45	Chief Financial Officer	Director, PINE Advisor Solutions (2021– present); Director of Fund Operations and Assistant Treasurer, TransamericaAsset Management (2015 – 2021)	April 2022

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Name and Age	Position(s) held with the Company	Principal Occupations(s) During the Past 5 Years	Officer Since
Cory Gossard, 50	Chief Compliance Officer	Director, PINE Advisor Solutions (2021– present); Chief Compliance Officer, SS&C ALPS	April 2022
Ethan Silver, 47	Chief Operating Officer	Partner, Lowenstein Sandler LLP (2016– present)	May 2021

Peter Sattelmair. Mr. Sattelmair has served as our Chief Financial Officer since April 2022. He currently serves as a Director at PINE Advisor Solutions and has nearly 25 years in the financial services and asset management industries. Prior to PINE, he spent the previous 7 years at Transamerica Asset Management where he served as the Director of Fund Operations and Assistant Treasurer of a wide range of registered products with AUM of $80+ billion. In his roles at Transamerica Asset Management, Mr. Sattelmair was responsible for the oversight of all aspects of the funds including fund accounting, custody, fund administration, valuation, and oversight of third-party vendors. Prior to joining Transamerica Asset Management in July 2014, Mr. Sattelmair spent 15 years working at State Street Bank in various roles and locations including Boston, MA and Kansas City, MO. Mr. Sattelmair left State Street as a Vice President of Fund Administration. Mr. Sattelmair obtained his B.S. in Business Management from the University of Massachusetts, Dartmouth.

Cory Gossard. Mr. Gossard has served as our Chief Compliance Officer since April 2022 and currently serves as a Director at PINE Advisor Solutions. Mr. Gossard is a seasoned Fund and Advisor Chief Compliance Officer with 25 years of experience in the asset management industry. Most recently, he was the Chief Compliance Officer for SS&C ALPS in which he held responsibilities for firm compliance, AML, risk management, portfolio compliance, internal audit, vendor oversight and outsourced CCO services. In addition to serving as the CCO for SS&C ALPS, Mr. Gossard also served as Fund CCO for SPDR S&P 500 ETF Trust, SPDR DJIA ETF Trust, and SPDR S&P MidCap400 ETF Trust with aggregate AUM in excess of $350 billion. Before ALPS, Mr. Gossard held an 18-year tenure at Citibank and a multitude of job titles making him a versatile compliance professional. Cory holds a degree from Heidelberg University and holds a FINRA Series 7 and ACAMS Certification.

Ethan Silver. Mr. Silver is our Chief Operating Officer. He is a leading lawyer in the FinTech industry, launching and representing many of the leading companies in the space across their offerings and operations in the broker-dealer, crypto and digital advisory businesses. This includes deep knowledge and understanding of the largest platforms operating in the private securities/late-stage pre-IPO investing space. He has also been an investor in many early stage pre-IPO companies. Mr. Silver started his career on the regulatory side as an Enforcement lawyer with the Bureau of Securities in the New Jersey Attorney General’s Office, as well as the Enforcement Division of the NYSE (which was later merged with the NASD to form FINRA). For the last 15 years, he has been on the private side as a Partner at a financial services boutique law firm as well as Lowenstein Sandler LLP. Mr. Silver received his Bachelor’s Degree from the University of Maryland and his J.D. from New York Law School.

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CORPORATE GOVERNANCE

The Board

Board Composition

The Board currently consists of four directors and is divided into three classes as follows: Travis Mason serves as a Class I director (with term ending at the Annual Meeting); Eric Patterson serves as a Class II director (term ending at the 2024 annual meeting of shareholders) Sohail Prasad and Lisa Nelson serve as Class III directors (term ending at the 2025 annual meeting of shareholders).

The Board believes that a classified board of directors serves the best interests of the Company and its shareholders by promoting the continuity and stability of the Company and its business. A staggered election of directors means that over time the Company can ensure that, at any given time, at least a majority of the directors will have had prior experience on the Board. The Board also believes that classification may enhance the Company’s ability to attract and retain well-qualified directors who are able to commit the necessary time and resources to understand the Company, its business affairs and operations. The Board believes that the continuity and quality of leadership that results from a staggered Board enhances long-term planning and promotes the long-term value of the Company. Three-year terms provide the Company’s directors an appropriate amount of time to develop a deeper and more thorough understanding of the Company’s business, competitive environment and strategic goals. Experienced directors are better positioned to provide effective oversight and advice consistent with the best interests of the stockholders. Staggered terms for directors may also moderate the pace of change in the Board by extending the time required to elect a majority of directors from one to three annual meetings of shareholders.

Independent Directors

The Board consists of a majority of directors who are not “interested persons” of the Company, the Adviser, or any of their respective affiliates (“Independent Directors”). On an annual basis, each member of the Company’s Board is required to complete a questionnaire designed to provide information to assist the Board in determining whether the director is independent under NYSE corporate governance rules, the Exchange Act and the 1940 Act. The Board limits membership on the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee to Independent Directors.

Based on these independence standards and the recommendation of the Nominating Committee, after reviewing all relevant transactions and relationships between each director, or any of his family members, and the Company, the Adviser, or of any of their respective affiliates, the Board has determined that Messrs. Mason and Patterson and Ms. Nelson qualify as Independent Directors. Each director who serves on the Audit Committee is an independent director for purposes of Rule 10A-3 under the Exchange Act.

Interested Directors

Mr. Prasad is considered an “interested person” of the Company since he has ownership interest in the Adviser.

Meetings and Attendance

The Board met one time during 2022 and acted on various occasions by unanimous written consent in lieu of a meeting. Each of the incumbent directors then in office attended the Board meeting held in 2022 as well as all committee meetings held in 2022.

Board Attendance at the Annual Meeting

The Company’s policy is to encourage its directors to attend each annual meeting; however, such attendance is not required at this time.

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Board Leadership Structure and Oversight Responsibilities

Overall responsibility for the Company’s oversight rests with the Board. The Company has entered into an investment advisory agreement (the “Investment Advisory Agreement”), pursuant to which Destiny Advisors, LLC (the “Adviser”) manages the Company on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Company’s other service providers in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Company’s charter. The Board is currently composed of four members, three of whom are Independent Directors.

The Board meets at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. Additionally, the Board has established an Audit Committee, Compensation Committee and a Nominating and Corporate Governance Committee and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.

The Board has appointed Sohail Prasad to serve in the role of Chairman of the Board. Mr. Prasad is considered an interested director because he is an officer of the Company and controls the Adviser. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with the Adviser, counsel and other directors generally between meetings. The Chairman serves as a key point person for dealings between management and the directors. The Chairman also may perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board believes that Mr. Prasad’s history with the Company, familiarity with the Adviser’s investment platform and extensive experience investing in and managing early-stage investments qualifies him to serve as Chairman of the Board. The Board does not have a lead independent director. However, Ms. Nelson, the chair of the Audit Committee, is an independent director and acts as a liaison between the independent directors and management. The Board believes that its leadership structure is appropriate in light of the Company’s characteristics and circumstances because the structure allocates areas of responsibility among the individual directors and the committees in a manner that encourages effective oversight. The Board also believes that its size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between the Adviser and the Board.

The Company is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Company and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser and other service providers (depending on the nature of the risk), which carry out our investment management and business affairs. The Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and to mitigate the effects of such events or circumstances if they do occur. Each of the Adviser and other service providers has its own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Company or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Company, the Board interacts with and reviews reports from, among others, the Adviser, our Chief Compliance Officer, our independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Company and applicable risk controls. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

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Communications with Directors

Shareholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual director(s) or any group or committee of directors, correspondence should be addressed to the Board or any such individual director(s) or group or committee of directors by either name or title. All such correspondence should be sent to Destiny Tech100 Inc., 1401 Lavaca Street, #144, Austin, TX 78701, Attention: Chair of the Audit Committee.

Committees of the Board

The Board has an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee, and may form additional committees in the future. A brief description of each committee is included in this Proxy Statement.

As of the date of this Proxy Statement, the members of each of the Board’s committees are as follows (the names of the respective committee chairperson are bolded):

Audit Committee	Nominating and Corporate Governance Committee	Compensation Committee
Lisa Nelson	Travis Mason	Eric Patterson
Travis Mason	Eric Patterson	Travis Mason
Eric Patterson	Lisa Nelson	Lisa Nelson

Audit Committee Governance, Responsibilities and Meetings

In accordance with its written charter adopted by the Board, the Audit Committee:

•	assists the Board’s oversight of the integrity of our financial statements, the independent registered public accounting firm’s qualifications and independence, our compliance with legal and regulatory requirements and the performance of our independent registered public accounting firm;
•	prepares an Audit Committee report, if required by the SEC, to be included in our annual proxy statement;
•	oversees the scope of the annual audit of our financial statements, the quality and objectivity of our financial statements, accounting and financial reporting policies and internal controls;
•	determines the selection, appointment, retention and termination of our independent registered public accounting firm, as well as approving the compensation thereof;
•	pre-approves all audit and non-audit services provided to us and certain other persons by such independent registered public accounting firm; and
•	acts as a liaison between our independent registered public accounting firm and the Board.

Our Board has determined that Messrs. Mason, Patterson and Ms. Nelson meet the current independence and experience requirements of Rule 10A-3 of the Exchange Act. Messrs. Mason, Patterson and Ms. Nelson are members of the Audit Committee and Ms. Nelson serves as Chair.

The Board has determined that Ms. Nelson qualifies as an “audit committee financial expert”, as that term is defined in Item 3 of Form N-CSR.

The Audit Committee had one formal meeting in 2022. The current charter of the Audit Committee is available on the Company’s website at https://d.xyz/proxy.

Nominating Committee Governance, Responsibilities and Meetings

In accordance with its written charter adopted by the Board, the Nominating and Corporate Governance Committee:

•	recommends to the Board persons to be nominated by the Board for re-election at the Company’s meetings of our shareholders, special or annual, if any, or to fill any vacancy on the Board that may arise between shareholder meetings;

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•	makes recommendations with regard to the tenure of the directors;
•	is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether the structure is operating effectively; and
•	recommends to the Board the compensation to be paid to the independent directors of the Board.

The Nominating and Corporate Governance Committee will consider for nomination to the Board candidates submitted by Company’s shareholders or from other sources, it deems appropriate. Messrs. Mason, Patterson and Ms. Nelson are members of the Nominating and Corporate Governance Committee and Mr. Mason serves as Chair.

The Nominating and Corporate Governance Committee did not meet in 2022. The current charter of the Nominating Committee is available on the Company’s website at https://d.xyz/proxy.

Director Nominations

Nomination for election as a director may be made by, or at the direction of, the Nominating and Corporate Governance Committee or by shareholders in compliance with the procedures set forth in our bylaws. Our Nominating and Corporate Governance Committee will consider qualified director nominees recommended by shareholders when such recommendations are submitted in accordance with our bylaws and any applicable law, rule or regulation regarding director nominations. When submitting a nomination for consideration, a shareholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of our securities owned, if any; and, a written consent of the individual to stand for election if nominated by our Board and to serve if elected by our shareholders. Shareholder proposals or director nominations to be presented at the annual meeting of shareholders, other than shareholder proposals submitted pursuant to the SEC’s Rule 14a-8 under the Exchange Act, must be submitted in accordance with the advance notice procedures and other requirements set forth in our bylaws. These requirements are separate from the requirements discussed above to have the shareholder nomination or other proposal included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules.

Our bylaws require that the proposal or recommendation for nomination must be delivered to, or mailed and received at, the principal executive offices of the Company not earlier than the 150th day prior to the one year anniversary of the date the Company’s proxy statement for the preceding year’s annual meeting, or later than the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. If the date of the annual meeting has changed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, shareholder proposals or director nominations must be so received not earlier than the 150th day prior to the date of such annual meeting and not later than the120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

In evaluating director nominees, the Nominating Committee considers, among others, the following factors:

•	whether the individual possesses high standards of character and integrity, relevant experience, a willingness to ask hard questions and the ability to work well with others;
•	whether the individual is free of conflicts of interest that would violate applicable law or regulation or interfere with the proper performance of the responsibilities of a director;
•	whether the individual is willing and able to devote sufficient time to the affairs of the Company and be diligent in fulfilling the responsibilities of a director and Board Committee member;
•	whether the individual has the capacity and desire to represent the balanced, best interests of the shareholder as a whole and not a special interest group or constituency; and
•	whether the individual possesses the skills, experiences (such as current business experience or other such current involvement in public service, academia or scientific communities), particular areas of expertise, particular backgrounds, and other characteristics that will help ensure the effectiveness of the Board and Board committees.

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The Nominating Committee’s goal is to assemble a board that brings to the Company a variety of perspectives and skills derived from high-quality business and professional experience.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating Committee also may consider other factors as they may deem are in the best interests of the Company and its shareholders. The Board also believes it appropriate for certain key members of the Company’s management to participate as members of the Board.

The Nominating Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination. If any member of the Board does not wish to continue in service or if the Nominating Committee decides not to re-nominate a member for re-election, the Nominating Committee will identify the desired skills and experience of a new nominee in light of the criteria above. The members of the Board are polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. To date, the Company has not engaged third parties to identify or evaluate or assist in identifying potential nominees, although the Company reserves the right in the future to retain a third-party search firm, if necessary.

The Board has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Nominating Committee considers and discusses diversity, among other factors, with a view toward the needs of the Board as a whole. The Board generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board, when identifying and recommending director nominees. The Board believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Board’s goal of creating a Board that best serves the needs of the Company and the interests of its shareholders.

Compensation Committee, Responsibilities and Meetings

In accordance with its written charter adopted by the Board, the Compensation Committee:

•	oversee the Company’s compensation policies generally and make recommendations to the Board with respect to any incentive compensation and equity-based plans of the Company that are subject to Board approval;
•	evaluate executive officer performance;
•	review and approve the compensation, if any, by the Company for each of the Company’s executive officers, including reimbursement by the Company of the compensation of the Chief Financial Officer and Chief Compliance Officer; and
•	prepare a report on executive officer compensation if the Securities and Exchange Commission rules require such a report to be included in the Company’s annual proxy statement.

Messrs. Mason, Patterson and Ms. Nelson are members of the Compensation Committee and Mr. Patterson serves as Chair.

The Compensation Committee was formed in 2023 and, therefore, did not hold any meetings during 2022. The current charter of the Compensation Committee is available on the Company’s website at https://d.xyz/proxy.

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Code of Ethics

The Company and the Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. Our code of ethics is available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Hedging, Speculative Trading, and Pledging of Securities

The Board has adopted, as part of the Company’s insider trading policy, prohibitions against directors and officers of the Company and any director, officer or employee of the Adviser or administrator buying or selling puts or calls or other derivative securities based on the Company’s securities (other than derivative securities issued by the Company, such as convertible notes). In addition, such persons are prohibited from (i) short-selling the Company’s securities or entering into hedging or monetization transactions or similar arrangements with respect to the Company’s securities, and (ii) pledging the Company’s securities in a margin account or as collateral for a loan.

Election of Officers

Officers hold their office until their successors have been duly elected and qualified, or until the earlier of their resignation or removal.

Director Compensation

No compensation will be paid to our directors considered to be “interested persons” as defined in the 1940 Act. Our Independent Directors who do not also serve in an executive officer capacity for us or the Adviser are entitled to receive annual cash retainer fees, fees for participating in in-person Board and committee meetings and annual fees for serving as a committee chairperson. These directors are Messrs. Mason, Patterson and Ms. Nelson. We pay each Independent Director an annual fee of $100,000. They also receive reimbursements of reasonable out-of-pocket expenses incurred in connection with attending each regular Board meeting in person or telephonically. We also reimburse each of the directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting not held concurrently with a Board meeting.

The following table sets forth the compensation received by our directors for the year ended December 31, 2022.

Name	Aggregate Compensation From Fund[1]	Pension or Retirement Benefits Accrued As Part of Fund Expenses[2]	Total
Interested Directors
Sohail Prasad	—	—	—
Independent Directors
Travis Mason	$63,836	—	$63,836
Eric Patterson	$63,836	—	$63,836
Lisa Nelson[3]	—	—	—

1 For discussion of the independent directors’ compensation, see above.

2 We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

3 Ms. Nelson was appointed to the Board in August 2023 and, therefore, received no compensation during the year ended December 31, 2022.

Officer Compensation

None of our officers who are also officers or employees of our Adviser will receive direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees or officers of our Adviser or by individuals who were contracted by us or our Adviser to work on our behalf. We have outsourced the functions of our Chief Financial Officer and Chief Compliance Officer to employees of PINE Advisers LLC (“PINE”). PINE receives a monthly fee for services provided to us and we reimburse PINE for certain out-of-pocket expenses incurred on our behalf. For the fiscal year ended December 31, 2022, none of our officers received aggregate compensation from us in excess of $60,000.

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Compensation of the Investment Adviser

The Company pays the Adviser an investment advisory fee for its services under the Investment Advisory Agreement (the “Management Fee”). The cost of the Management Fee will ultimately be borne by the shareholders.

The management fee is payable quarterly in arrears. Upon the listing of our shares of common stock on the NYSE, the Management Fee will be payable at an annual rate of 2.50% of our average gross assets including assets purchased with borrowed amounts, if any, at the end of the two most recently completed calendar quarters. Prior to the listing of our shares on the NYSE, we will pay a Management Fee, payable monthly, in an amount equal to 2.00% of the value of the invested capital. The Management Fee for any partial month or quarter, as the case may be, will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant calendar months or quarters, as the case may be.

License Agreement

The Company has entered into a license agreement with Destiny XYZ, Inc., pursuant to which it is granted a non-exclusive license to use the name “Destiny.” Under the License Agreement, the Company has a right to use the Destiny name for so long as the Adviser or one of its affiliates remains the Company’s investment adviser. Other than with respect to this limited license, the Company has no legal right to the “Destiny” name or logo.

Related Party Transactions

Destiny XYZ Inc. is the parent of the Adviser and is an entity majority-owned by our President and Chief Executive Officer, Sohail Prasad, and a member of our Investment Committee, Samvit Ramadurgam.

In connection with the commencement of our operations, on January 25, 2021, Destiny XYZ Inc. purchased 2,500,000 shares of our common stock and was the sole owner of our common stock until the effective date of the SAFE Conversion on May 11, 2022.

From the commencement of our operations, we incurred and expensed organization costs of $70,202, which were paid by Destiny XYZ Inc. to be reimbursed by us. As of December 31, 2022, we incurred and expensed $216,510 in offering costs, which were paid by Destiny XYZ Inc. to be reimbursed by us.

Material Non-Public Information

The Company’s senior management, members of the Investment Committee and other investment professionals from the Adviser may serve as directors of, or in a similar capacity with, companies in which the Company invests or in which the Company is considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict the Company’s ability to buy or sell the securities of such company under the policies of the company or applicable law.

Required Vote

The affirmative vote of the plurality of votes cast on the proposal will determine the outcome of the proposal. For the proposal, “withhold” votes and broker non-votes, if any, will count as shares represented at the meeting for purpose of establishing a quorum but will have no effect on the outcome of the vote.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE
“FOR” THE DIRECTOR NOMINEE.

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PROPOSAL 2: RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board, including the Audit Committee, which consists solely of Independent Directors, has selected Marcum LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

Marcum LLP has advised us that neither the firm nor any present member or associate of it have any material financial interest, direct or indirect, in us or our affiliates. It is expected that a representative of Marcum LLP will be present at the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.

Principal Accountant Fees and Services

The following aggregate fees by Marcum LLP were billed for work attributable to audit, tax and other services provided to the Company the fiscal year ended December 31, 2022.

Fiscal Year Ended December 31, 2022
Audit Fees[1]	$248,000
Audit-Related Fees[2]	-
Tax Fees[3]	$13,000
All Other Fees[4]	-
Total Fees:	$261,000

1 Audit fees include fees for services that normally would be provided by the accountant in connection with statutory and regulatory filings or engagements and that generally only the independent accountant can provide. In addition to fees for the audit of our annual financial statements and the review of our quarterly financial statements in accordance with generally accepted auditing standards, this category contains fees for comfort letters, consents, and review of documents filed with the SEC.

2 Audit-related fees are assurance-related services that traditionally are performed by the independent accountant, such as attest services that are not required by statute or regulation.

3 Tax fees include professional fees for tax compliance and tax advice.

4 All other fees would include fees for products and services other than the services reported above.

During the fiscal year ended December 31, 2022, the non-audit fees billed by Marcum LLP to the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Company was $0.

Pre-Approval Policy

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by Marcum LLP. The policy requires that the Audit Committee pre-approve all audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence. In accordance with the pre-approval policy, the Audit Committee includes every year a discussion and pre-approval of such services and the expected costs of such services for the year.

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Any requests for audit, audit-related, tax and other services that have not received general pre-approval at the first Audit Committee meeting of the year must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

During the fiscal year ended December 31, 2022, 100% of the non-audit services were approved pursuant to the pre-approval waiver requirement set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

AUDIT COMMITTEE REPORT

As part of its oversight of the Company’s financial statements, the Audit Committee reviewed and discussed with both management and the Company’s independent registered public accounting firm the Company’s financial statements to be filed with the SEC for the fiscal year ended December 31, 2022. Management advised the Audit Committee that all financial statements were prepared in accordance with U.S. GAAP, and reviewed significant accounting matters with the Audit Committee. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard 1301: Communications with Audit Committees. PCAOB Auditing Standard 1301 requires our independent registered public accounting firm to discuss with our Audit Committee, among other things, the following:

•	methods used to account for significant unusual transactions;
•	the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;
•	the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors’ conclusions regarding the reasonableness of those estimates; and
•	disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the financial statements.

Additionally, the Audit Committee has discussed with Marcum LLP the matters required to be discussed by PCAOB Auditing Standard 2410: Related Parties.

The Audit Committee received and reviewed the written disclosures from Marcum LLP required by the applicable PCAOB rule regarding the independent registered public accounting firm’s communications with audit committees concerning independence, and has discussed with Marcum LLP its independence. The Audit Committee has reviewed the audit fees paid by the Company to Marcum LLP. It has also reviewed non-audit services and fees to assure compliance with the Company’s and the Audit Committee’s policies restricting Marcum LLP from performing services that might impair its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Company’s financial statements as of and for the year ended December 31, 2022 be included in the Company’s Annual Report on Form N-CSR filed with the SEC. The Audit Committee also recommended the selection of Marcum LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2023 and the Board approved such recommendation.

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Respectfully Submitted,

Audit Committee Members1

Eric Patterson

Travis Mason

Required Vote

The affirmative vote of the majority of votes cast on the proposal will determine the outcome of the proposal. For the proposal, “abstain” votes and broker non-votes, if any, will count as shares represented at the meeting for purpose of establishing a quorum but will have no effect on the outcome of the vote.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION OF MARCUM LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

1 The current chair of the Audit Committee, Lisa Nelson, was appointed to the Board in August 2023 and was not involved in the review and approval of financial statements and other matters on behalf of the Audit Committee for the year ended December 31, 2022.

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OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

The Board is not aware of any matters that will be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, it is intended that the proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

SUBMISSION OF SHAREHOLDER PROPOSALS

Inclusion of Proposals in Our Proxy Statement and Proxy Card Under the SEC’s Rules

The Company expects that the 2024 annual meeting of shareholders will be held in November 2024, but the exact date, time and location of such meeting have yet to be determined. Any proposal of a shareholder intended to be included in our proxy statement and form of proxy/voting instruction card for the 2024 annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act must be received by us on or before June 22, 2024. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. All proposals should be addressed to Ethan Silver, Secretary, 1401 Lavaca Street, #144, Austin, TX 78701.

Shareholder proposals or Director nominations to be presented at the 2024 annual meeting of shareholders, other than shareholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act, must be submitted in accordance with the advance notice procedures and other requirements set forth in our bylaws. These requirements are separate from the requirements discussed above to have the shareholder nomination or other proposal included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules.

Our bylaws require that the proposal or recommendation for director nominations must be delivered to, or mailed and received at, the principal executive offices of the Company not earlier than May 23, 2024, the 150th day prior to the one year anniversary of the date of the Company’s proxy statement for the preceding year’s annual meeting, and not later than 5:00 P.M. Eastern Time on June 22, 2024, the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. If the date of the annual meeting has changed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, shareholder proposals or director nominations must be so received not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 P.M. Eastern Time on the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

HOUSEHOLDING

Mailings for multiple shareholders going to a single household are combined by delivering to that address, in a single envelope, a copy of the documents (prospectuses, proxy statements, etc.) or other communications for all shareholders who have consented or are deemed to have consented to receiving such communications in such manner in accordance with the rules promulgated by the SEC. If you do not want to continue to receive combined mailings of Company communications and would prefer to receive separate mailings of Company communications, please contact the Company by telephone at (415) 639-9966 or by mail to 1401 Lavaca Street, #144, Austin, TX 78701

AVAILABLE INFORMATION

Copies of the Company’s annual N-CSR report are available at the Company’s website (https://d.xyz/proxy) or without charge, upon request. Please contact the Company by telephone at (415) 639-9966 or mail your request to 1401 Lavaca Street, #144, Austin, TX 78701.

PLEASE VOTE PROMPTLY BY FOLLOWING THE INSTRUCTIONS ON THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS TO VOTE YOUR PROXY VIA THE INTERNET OR REQUESTING, COMPLETING, SIGNING, DATING AND RETURNING A PROXY CARD.

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PROXY — DESTINY TECH100 INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DESTINY TECH100 INC. FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 30, 2023

The undersigned hereby appoints Sohail Prasad and Ethan Silver, or either of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to attend the Annual Meeting of Shareholders of Destiny Tech100, Inc. (the “Company”) to be held virtually on November 30, 2023 at 2:00 p.m. Eastern Time, and any adjournment or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting, and any adjournments or postponements thereof, and otherwise to represent the undersigned at the meeting, and any adjournments or postponements thereof, with all powers possessed by the undersigned if personally present at the meeting. The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders and a Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to such meeting, and any adjournments or postponements thereof.

You will be able to attend the Annual Meeting by registering to attend at https://d.xyz/register.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED HEREIN. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” THE NOMINEE FOR DIRECTOR IN PROPOSAL 1 AND “FOR” PROPOSAL 2. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof. At the present time, the board of directors knows of no other business to be presented at the meeting. Please, mark, sign date and return this proxy in the enclosed envelope. You may also transmit your voting instructions via the internet at https://d.xyz/vote or vote during the meeting if you register to attend the Annual Meeting.

The Board unanimously recommends that you vote “FOR” the following proposals.

Proposal 1: To elect Mr. Travis Mason as a Class I member of the Board to serve until the 2026 annual meeting of shareholders and until his successor is duly elected and qualified

☐ FOR

☐ WITHHOLD

Proposal 2: To consider and vote upon the ratification of the selection of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023

☐ FOR

☐ AGAINST

☐ ABSTAIN

Note: Signature(s) should agree with the name(s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Shareholder Name:

Signature:

Signature (if held jointly):

Title (if applicable):

Date:

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